UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(312) 917-1300.

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Agreement

On October 21, 2004, we amended the existing employment/severance agreement or letter with certain of our officers, each of which is filed as an exhibit to this report. The agreements and letter were amended to, among other things, enable such officers to terminate their employment within sixty (60) days of a change of control and receive their respective severance package contained in their existing employment/severance agreement or letter, as applicable. On October 21, 2004, we entered into a severance agreement with Paul Del Vecchio, one of our senior vice presidents, which provides Mr. Del Vecchio with substantially the same rights and benefits, including the termination right in the event of change of control previously mentioned, as those contained in the severance agreements with our other senior vice presidents. The foregoing summary is qualified in its entirety by reference to the complete text of the agreements and letters which are filed as exhibits to this report.

We have also filed as an exhibit to this report that certain employment agreement, dated October 29, 2003, among Prime Group Realty Trust, Prime Group Realty L.P. and Richard M. FitzPatrick which agreement was listed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2003 but inadvertently excluded from the filing.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits:

Exhibit No.	Description
10.1	Second Amended and Restated Employment Agreement, dated October 21, 2004, by and among Prime Group Realty Trust, Prime Group Realty, L.P. and Jeffrey A. Patterson

10.2	Amended and Restated Severance Agreement, dated October 21, 2004, by and among Prime Group Realty Trust, Prime Group Realty, L.P. and James F. Hoffman

10.3	Amended and Restated Severance Agreement, dated October 21, 2004, by and among Prime Group Realty Trust, Prime Group Realty, L.P. and Randel S. Waites

10.4	Amended and Restated Severance Agreement, dated October 21, 2004, by and among Prime Group Realty Trust, Prime Group Realty, L.P. and Steve Baron

10.5	Severance Agreement, dated October 21, 2004, by and among Prime Group Realty Trust, Prime Group Realty, L.P. and Paul Del Vecchio

10.6	Letter, dated April 6, 1998, by and between Prime Group Realty Trust and Roy Rendino

10.7	Letter, dated October 21, 2004, by and between Prime Group Realty Trust and Roy Rendino

10.8	Employment Agreement, dated October 29, 2003, among Prime Group Realty Trust, Prime Group Realty, L.P. and Richard M. FitzPatrick.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: October 21, 2004	By:	/s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Officer